Exhibit 99.2

Q3 2016 Earnings July 20, 2016

Forward-Looking Statements and Non-GAAP Measures 2 Forward-Looking Statements This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly in the automotive and data and devices industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that Creganna Medical's operations will not be successfully integrated into ours; and the risk that revenue opportunities, cost savings and other anticipated synergies from the Creganna Medical acquisition may not be fully realized or may take longer to realize than expected. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2015 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation.

Record Q3 Adjusted EPS of $1.08, up 20% Y/Y and above the high end of guidance Sequential increases in revenue of 6% and orders of 7% driven by our harsh environment businesses Expected Q4 revenue of $3.35B at the mid-point with Adjusted EPS of $1.20 including an extra week Reiterating full year Adjusted EPS guidance of $4.00, up 11% Y/Y, on slightly reduced revenue of $12.25B at mid point Generated $589M in free cash flow in Q3 and returned $231M to shareholders $1B of free cash flow generated year to date Continued execution of our harsh strategy Expanding our portfolio with the announced acquisition of Intercontec and closure of Jaquet acquisition Creganna medical acquisition performing ahead of expectations Continued momentum in our SubCom business Over $1B of programs in force with the announcement of the Marea trans-atlantic program Adjusted EPS and Free Cash Flow are non-GAAP measures; see Appendix for description and reconciliation. Earnings Highlights 3

FY15 FY16 FY16 Q3 Q2 Q3 Transportation 1,643 1,550 1,659 Industrial 820 764 879 Communications Ex SubCom 469 425 399 Total TE Ex SubCom 2,932 2,739 2,937 Book to Bill Ex SubCom 1.01 1.00 1.01 Segment Orders Summary ($ in millions) 4 Transportation orders remain solid Industrial orders continue to grow sequentially with growth in OEM and distribution orders as well as the addition of Creganna Communications orders grew sequentially excluding impact from Circuit Protection divestiture

Y/Y Growth Rates Actual Organic Automotive $1,245 2% 3% Commercial Transportation $217 3% 3% Sensors $190 (2)% (2)% Transportation Solutions $1,652 2% 2% $ in Millions Sales Automotive organic sales growth driven by China and EMEA Commercial Transportation organic growth driven by China and EMEA heavy truck markets, offset by weakness in North America Sensors decline Y/Y driven by industrial related markets; Strong design win momentum continues Business Performance Actual Up 2% Organic Up 2% Actual Organic Orders $1,659 1% 2% Adjusted Operating Margin Operating margins expand 40bps sequentially and in line with expectations Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Transportation Solutions 5 19.6% 19.4% Q3 2015 Q3 2016 $1,621 $1,652 Q3 2015 Q3 2016

Y/Y Growth Rates Actual Organic Industrial Equipment $395 14% (7)% Aerospace & Defense 246 5% 4% Oil and Gas 30 (31)% (31)% Energy 178 (2)% -% Industrial Solutions $849 5% (4)% $ in Millions Sales Industrial Equipment actual growth driven by Creganna Industrial Equipment organic growth of 4% sequentially; Y/Y declines driven by soft NA and China markets Delivered growth in both the Commercial Aerospace and Defense businesses Oil and Gas related markets remain weak Energy growth in NA and Europe offsetting declines in Asia Operating Margin significantly impacted Y/Y due to Oil and Gas weakness Business Performance Actual Up 5% Organic Down 4% Adjusted Operating Margin Industrial Solutions 6 Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. Actual Organic Orders $879 7% (2)% Operating margins expand 180bps sequentially in line with expectations $806 $849 Q3 2015 Q3 2016 13.5% 13.2% Q3 2015 Q3 2016

Y/Y Growth Rates Actual Organic SubCom $223 10% 10% Appliances $162 1% 2% Data & Devices $235 (28)% (17)% Communications Solutions $620 (10)% (4)% $ in Millions Sales SubCom growth driven by execution of multiple programs in force Appliances grew in Asia and North America; Delivered another quarter of sequential growth Data & Devices deliver sequential growth in Q3; Y/Y decline due to Circuit Protection divestiture and product exits Adjusted Operating Margin Y/Y growth driven by cost management and low margin product exits Business Performance Actual Down 10% Organic Down 4% Actual Organic Orders ex SubCom $399 (15)% (6)% Adjusted Operating Margin Operating margins up Y/Y and expand 270bps sequentially 7 Communications Solutions Organic Sales Growth, Adjusted Operating Income and Adjusted Operating Margin are non-GAAP measures; see Appendix for description and reconciliation. 10.3% 11.1% Q3 2015 Q3 2016 $691 $620 Q3 2015 Q3 2016

Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. *Represents Diluted Earnings Per Share from Continuing Operations ($ in Millions, except per share amounts) Q3 FY15 Q3 FY16 Net Sales $ 3,118 $ 3,121 Operating Income $ 469 $ 452 Acquisition Related Charges 10 18 Restructuring & Other Charges, net 18 31 Adjusted Operating Income $ 497 $ 501 Operating Margin 15.0% 14.5% Adjusted Operating Margin 15.9% 16.1% GAAP Earnings Per Share* $ 0.85 $ 2.19 Acquisition Related Charges 0.01 0.04 Restructuring & Other Charges, net 0.04 0.06 Tax Items (0.01) (1.21) Adjusted EPS $ 0.90 $ 1.08 Q3 Financial Summary 8

$ in Millions Adjusted Gross Margin Percentage Adjusted Operating Margin Free Cash Flow Adjusted Gross Margin Percentage, Free Cash Flow, Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP measures; See Appendix for description and reconciliation. Operating Metrics 9 Adjusted EBITDA Margin $391 $589 Q3 2015 Q3 2016 33.6% 33.0% Q3 2015 Q3 2016 15.9% 16.1% Q3 2015 Q3 2016 20.7% 20.7% Q3 2015 Q3 2016

Guidance* Strong Adjusted EPS expansion Y/Y Transportation Solutions Industrial Solutions Communications Solutions TE Connectivity Highlights Sales $3.25B to $3.45B Adjusted EPS $1.17 to $1.23 Revenue up 12% and up 11% organic Y/Y at midpoint Revenue up 3% organically excluding the extra week of $200M revenue; $0.10 Adjusted EPS impact Adjusted EPS up 33% at the mid-point and up 22% on a 13th week basis Up Mid Teens Up Mid Teens Organic Down Low Single Digits Up Mid Single Digits Organic Up High Teens Up High Single Digits Organic * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. Q4 Outlook (Includes an Extra Week) 10 Continued strong performance in Automotive with organic growth in excess of auto production Industrial Solutions growth driven by Creganna acquisition and Commercial Aerospace Communications expect strength in Appliances and Subcom; Impacted by the sale of the Circuit Protection business and product exits in Data & Devices

Sales Up 2% Organically, with 11% Adjusted EPS Growth Y/Y Sales of $12.15B - $12.35B Adjusted EPS of $3.97 - $4.03 Sales flat Y/Y and up 2% organically at midpoint FX headwind impacting sales by ~$250M Y/Y Adjusted EPS up 11% at midpoint, with ~$0.07 FX headwind Includes a 53rd week of $200M revenue and $0.10 Adjusted EPS Up Low Single Digits Up Mid Single Digits Organic Down High Single Digits Down Low Single Digits Organic Up Low Single Digits Down Low Single Digits Organic FY16 Outlook (Includes an Extra Week) Guidance* Transportation Solutions Industrial Solutions TE Connectivity Highlights 11 Communications Solutions * Assumes foreign exchange rates and commodity prices that are consistent with current levels Organic Sales Growth and Adjusted EPS are non-GAAP measures; see Appendix for description and reconciliation. Transportation remains strong with mid single digit Automotive organic growth expected on 2 to 2.5% global auto production growth Industrial growth driven by Creganna acquisition and Commercial Aerospace; first half supply chain corrections and overall weakness in markets drives Y/Y organic decline Expect sequential growth in Data and Devices and Appliances in the second half of FY16; full year impacted by sale of Circuit Protection and product exits SubCom sales expected to be up ~20% Y/Y

Additional Information 12

Sales (in millions) Adjusted EPS Q3 2015 Results $3,118 $0.90 FX Impact (6) - Operational Performance 9 0.18 Q3 2016 Results $3,121 $1.08 Y/Y Q3 2016 13 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation.

Y/Y Q4 2016 14 Sales (in millions) Adjusted EPS Q4 2015 Results $2,984 $0.90 FX Impact 11 0.01 Operational Performance 355 0.29 Q4 2016 Guidance* $3,350 $1.20 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * A 14 week quarter Guidance Range Sales $3.25B - $3.45B Adjusted EPS $1.17 - $1.23

Y/Y 2016 15 Sales (in millions) Adjusted EPS 2015 Results $12,233 $3.60 FX Impact (254) (0.07) Operational Performance 271 0.47 2016 Guidance* $12,250 $4.00 Adjusted EPS is a non-GAAP measure; See Appendix for description and reconciliation. * 53 Week Year Guidance Range Sales $12.15B - $12.35B Adjusted EPS $3.97 - $4.03

Liquidity Summary ($ in Millions) Q3 2015 Q3 2016 Beginning Cash Balance $697 $1,150 Free Cash Flow 391 589 Dividends (134) (132) Share repurchases (226) (134) Acquisitions, net of cash acquired 3 (988) Divestiture, net of cash retained Net increase (decrease) in Commercial Paper - (105) 65 150 Proceeds from exercise of share options 9 16 Other 66 (22) Ending Cash Balance $701 $694 Total Debt $4,026 $4,036 ($ in Millions) Q3 2015 Q3 2016 Cash from Continuing Operations $524 $715 Capital expenditures, net Pre-separation and BNS related tax payments (receipts), net (130) (3) (148) 22 Free Cash Flow $391 $589 A/R - $ $2,185 $2,158 Days Sales Outstanding* 64 62 Inventory (Excl. CIP) - $ $1,651 $1,538 Days on Hand* 72 67 Accounts Payable - $ $1,206 $1,157 Days Outstanding* 52 51 Free Cash Flow is a non-GAAP measure, see Appendix for description * Adjusted to exclude the impact of acquisitions. Free Cash Flow and Working Capital Liquidity, Cash & Debt Q3 Balance Sheet & Cash Flow Summary 16

Appendix 17

Non-GAAP Measures “Organic Net Sales Growth,” “Net Sales Excluding the Impact of the Additional Week,” “Net Sales in Constant Currency,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Income in Constant Currency,” “Adjusted Operating Margin,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” “Adjusted Earnings Per Share Excluding the Impact of the Additional Week,” “Adjusted Earnings Per Share in Constant Currency,” “Adjusted EBITDA,” “Adjusted EBITDA Margin,” and “Free Cash Flow” are non-GAAP measures and should not be considered replacements for results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP measures may not be comparable to similarly-titled measures reported by other companies. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP measures in combination with the most directly comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. The following provides additional information regarding these non-GAAP measures: Organic Net Sales Growth – is a useful measure of our underlying results and trends in the business. It is also a significant component in our incentive compensation plans. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Net Sales Growth consists of the impact from foreign currency exchange rates and acquisitions and divestitures, if any. Organic Net Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity. Net Sales Excluding the Impact of the Additional Week – represents net sales (the most comparable GAAP measure) excluding the impact of the additional week in fiscal 2016. We believe Net Sales Excluding the Impact of the Additional Week is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Net Sales in Constant Currency – represents net sales (the most comparable GAAP measure) excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our sales. Adjusted Gross Margin and Adjusted Gross Margin Percentage – represent gross margin and gross margin percentage (the most comparable GAAP measures) before special items including acquisition related charges, if any. We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. These measures should be considered in conjunction with gross margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to gross margin. Adjusted Operating Income – represents operating income (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Operating Income in Constant Currency – represents Adjusted Operating Income excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our operating income. Adjusted Operating Margin – represents operating margin (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. This measure should be considered in conjunction with operating margin calculated using our GAAP results in order to understand the amounts, character and impact of adjustments to operating margin. Adjusted Other Income, Net – represents other income, net (the most comparable GAAP measure) before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, if any. We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. 18

Non-GAAP Measures (cont.) 19 Adjusted Income Tax Expense – represents income tax expense (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Effective Tax Rate – represents effective income tax rate (the most comparable GAAP measure) after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items, if any. We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). Adjusted Income from Continuing Operations – represents income from continuing operations (the most comparable GAAP measure) before special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. Adjusted Earnings Per Share – represents diluted earnings per share from continuing operations (the most comparable GAAP measure) before special items, including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, if any, and, if applicable, the related tax effects. We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides insight into our underlying operating results, trends, and the comparability of these results between periods, since it excludes the impact of special items, which may recur, but tend to be irregular as to timing. It also is a significant component in our incentive compensation plans. Adjusted Earnings Per Share Excluding the Impact of the Additional Week – represents Adjusted Earnings Per Share excluding the impact of the additional week in fiscal 2016. We believe Adjusted Earnings Per Share Excluding the Impact of the Additional Week is a useful measure for investors because it provides insight into our underlying operating results, trends, and the comparability of these results between periods. Adjusted Earnings Per Share in Constant Currency – represents Adjusted Earnings Per Share excluding the impact of fluctuations in foreign currency exchange rates between periods. We believe constant currency information provides valuable supplemental information regarding our earnings per share. Adjusted EBITDA and Adjusted EBITDA Margin -represent net income and net income as a percentage of net sales (the most comparable GAAP measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including charges or income related to restructuring and other charges, acquisition related charges, impairment charges, and other income or charges, if any. We present Adjusted EBITDA and Adjusted EBITDA Margin to give investors a perspective in assessing our operating performance, trends, and the comparability of our results between periods. Free Cash Flow (FCF) –is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow.

20 Segment Summary for the Quarter Ended June 24, 2016 Operating Adjusted Operating Y/Y Actual Y/Y Organic Margin for the Margin for the June 26, June 24, Sales Sales Quarter Ended Quarter Ended Segment 2015 2016 Growth Growth (1) June 24, 2016 June 24, 2016 (1) Transportation Solutions 1,621 $ 1,652 $ 1.9% 2.2% 18.0% 19.4 % Industrial Solutions 806 849 5.3 (3.6) 11.2 13.2 Communications Solutions 691 620 (10.3) (3.7) 9.7 11.1 Total 3,118 $ 3,121 $ 0.1% (0.6) % 14.5% 16.1% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. For the Quarters Ended Net Sales ($ in millions)

21 Segment Summary for the Quarter Ended March 25, 2016 Operating Adjusted Operating Y/Y Actual Margin for the Margin for the March 27, March 25, Sales Quarter Ended Quarter Ended Segment 2015 2016 Growth March 25, 2016 March 25, 2016 (1) Transportation Solutions 1,610 $ 1,608 $ (0.1) % 18.0% 19.0 % Industrial Solutions 797 738 (7.4) 8.5 11.4 Communications Solutions 675 606 (10.2) 30.2 8.4 Total 3,082 $ 2,952 $ (4.2) % 18.1% 14.9% (1) See description and reconciliation of non-GAAP measures contained in this Appendix. For the Quarters Ended Net Sales ($ in millions)

Reconciliation of Net Sales Growth– Q3 16 vs. Q3 15 22 Acquisitions Translation (2) (Divestiture) Transportation Solutions (3) : Automotive 33 $ 2.7% (5) $ - $ 28 $ 2.3% 75 % Commercial Transportation 7 3.3 - - 7 3.3 13 Sensors (4) (2.1) (2) 2 (4) (2.1) 12 Total 36 2.2 (7) 2 31 1.9 100 % Industrial Solutions (3) : Aerospace, Defense, Oil, and Gas: Aerospace and Defense 9 3.6 1 1 11 4.5 29 Oil and Gas (14) (31.1) - - (14) (31.1) 3 Aerospace, Defense, Oil, and Gas total (5) (1.9) 1 1 (3) (1.1) 32 Industrial Equipment (24) (6.8) 4 70 50 14.5 47 Energy - (0.2) (4) - (4) (2.2) 21 Total (29) (3.6) 1 71 43 5.3 100 % Communications Solutions (3) : Data and Devices (50) (16.7) 2 (45) (93) (28.4) 38 Subsea Communications 21 10.4 - - 21 10.4 36 Appliances 3 1.6 (2) - 1 0.6 26 Total (26) (3.7) - (45) (71) (10.3) 100 % Total (19) $ (0.6) % (6) $ 28 $ 3 $ 0.1% (1) Represents the change in net sales resulting from volume and price changes, before consideration of acquisitions, divestitures, and the impact of changes in foreign currency exchange rates. Organic net sales growth is a non-GAAP measure. See description of non-GAAP measures contained in this Appendix. (2) Represents the change in net sales resulting from changes in foreign currency exchange rates. (3) Industry end market information about net sales is presented consistently with our internal management reporting and may be periodically revised as management deems necessary. Percentage of Segment's Total Quarter Ended versus Net Sales for the Quarter Ended June 26, 2015 Net Sales for the Organic (1) Total June 24, 2016 ($ in millions) Change in Net Sales for the Quarter Ended June 24, 2016

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 24, 2016 23 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 297 $ 2 $ 21 $ - $ 320 $ Industrial Solutions 95 16 1 - 112 Communications Solutions 60 - 9 - 69 Total 452 $ 18 $ 31 $ - $ 501 $ Operating Margin 14.5% 16.1% Other Expense, Net (651) $ - $ - $ 650 $ (1) $ Income Tax (Expense) Benefit 1,019 $ (3) $ (10) $ (1,086) $ (80) $ Effective Tax Rate 446.9% 17.0% Income from Continuing Operations 791 $ 15 $ 21 $ (436) $ 391 $ Diluted Earnings per Share from Continuing Operations 2.19 $ 0.04 $ 0.06 $ (1.21) $ 1.08 $ ($ in millions, except per share data) Adjustments (4) See description of non-GAAP measures contained in this Appendix. (3) Includes $1,135 million of income tax benefits associated with the settlement of tax matters for the years 1997 through 2000 which resolved all aspects of the disputed debt matter with the IRS through the year 2007, as well as the related impact of $604 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes income tax charges related to a $91 million increase in the valuation allowance for certain U.S. deferred tax assets; and an $83 million net income tax benefit related to tax settlements in certain other tax jurisdictions, as well as the related impact of $46 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. (1) Includes $11 million of acquisition and integration costs and $7 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 25, 2016 24 Restructuring Acquisition and Other Related Charges Tax Adjusted U.S. GAAP Charges (1) (Credits), Net (1)(2) Items (Non-GAAP) (3) Operating Income: Transportation Solutions 289 $ 1 $ 15 $ - $ 305 $ Industrial Solutions 63 3 18 - 84 Communications Solutions 183 - (132) - 51 Total 535 $ 4 $ (99) $ - $ 440 $ Operating Margin 18.1% 14.9% Other Income, Net 12 $ - $ - $ - $ 12 $ Income Tax Expense (130) $ (1) $ 35 $ 3 $ (93) $ Effective Tax Rate 25.0% 21.9% Income from Continuing Operations 389 $ 3 $ (64) $ 3 $ 331 $ Diluted Earnings per Share from Continuing Operations 1.06 $ 0.01 $ (0.17) $ 0.01 $ 0.90 $ (3) See description of non-GAAP measures contained in this Appendix. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Includes the gain on the divestiture of our Circuit Protection Devices business. ($ in millions, except per share data) Adjustments

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 26, 2015 25 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (Non-GAAP) (3) Operating Income: Transportation Solutions 303 $ 5 $ 9 $ - $ 317 $ Industrial Solutions 98 5 6 - 109 Communications Solutions 68 - 3 - 71 Total 469 $ 10 $ 18 $ - $ 497 $ Operating Margin 15.0% 15.9% Other Income, Net 11 $ - $ - $ (5) $ 6 $ Income Tax Expense (100) $ (5) $ (1) $ 2 $ (104) $ Effective Tax Rate 22.2% 21.9% Income from Continuing Operations 351 $ 5 $ 17 $ (3) $ 370 $ Diluted Earnings per Share from Continuing Operations 0.85 $ 0.01 $ 0.04 $ (0.01) $ 0.90 $ (1) Includes $8 million of acquisition and integration costs, $1 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $1 million of restructuring costs. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended September 25, 2015 26 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 272 $ 5 $ 29 $ - $ 306 $ Industrial Solutions 84 6 20 - 110 Communications Solutions 51 - 21 - 72 Total 407 $ 11 $ 70 $ - $ 488 $ Operating Margin 13.6% 16.4% Other Income, Net 9 $ - $ - $ (5) $ 4 $ Income Tax Expense (252) $ 1 $ (17) $ 168 $ (100) $ Effective Tax Rate 64.9% 21.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 136 $ 12 $ 53 $ 163 $ 364 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.34 $ 0.03 $ 0.13 $ 0.40 $ 0.90 $ (1) Includes $9 million of acquisition and integration costs and $2 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales. (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (3) Includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. Also includes $63 million of income tax benefits associated with the settlement of audits of prior year income tax returns. (4) See description of non-GAAP measures contained in this Appendix. Adjustments ($ in millions, except per share data)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2015 27 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1)(2) Charges, Net (2) Items (3) (Non-GAAP) (4) Operating Income: Transportation Solutions 1,193 $ 61 $ 39 $ - $ 1,293 $ Industrial Solutions 352 33 44 - 429 Communications Solutions 204 - 66 - 270 Total 1,749 $ 94 $ 149 $ - $ 1,992 $ Operating Margin 14.3% 16.3% Other Income (Expense), Net (55) $ - $ - $ 84 $ 29 $ Income Tax Expense (337) $ (22) $ (29) $ (36) $ (424) $ Effective Tax Rate 21.4% 22.3% Income from Continuing Operations 1,238 $ 72 $ 120 $ 48 $ 1,478 $ Diluted Earnings per Share from Continuing Operations 3.01 $ 0.18 $ 0.29 $ 0.12 $ 3.60 $ (4) See description of non-GAAP measures contained in this Appendix. (3) Includes $264 million of income tax benefits associated with the settlement of audits of prior year income tax returns as well as the related impact of $84 million to other expense pursuant to the tax sharing agreement with Tyco International and Covidien. Also includes $216 million of income tax charges associated with the tax impacts of certain intercompany legal entity restructurings made in connection with our integration of Measurement Specialties, Inc. and $29 million of income tax charges for the tax impacts of certain intercompany dividends related to the restructuring and sale of the Broadband Network Solutions business. ($ in millions, except per share data) (1) Includes $55 million of acquisition and integration costs, $36 million of non-cash amortization associated with fair value adjustments related to acquired inventories and customer order backlog recorded in cost of sales, and $3 million of restructuring costs. Adjustments (2) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

Reconciliation of Gross Margin & Gross Margin Percentage 28 June 26, June 24, 2015 2016 Net Sales 3,118 $ 3,121 $ Cost of Sales 2,070 2,099 Gross Margin 1,048 1,022 Gross Margin Percentage 33.6% 32.7% Acquisition Related Charges 1 7 Adjusted Gross Margin (1) 1,049 $ 1,029 $ Adjusted Gross Margin Percentage (1) 33.6% 33.0% (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended ($ in millions)

Reconciliation of Free Cash Flow 29 June 26, June 24, June 26, June 24, 2015 2016 2015 2016 Net cash provided by operating activities: Net cash provided by continuing operating activities 524 $ 715 $ 1,079 $ 1,237 $ Net cash provided by discontinued operating activities 72 3 210 1 596 718 1,289 1,238 Net cash used in investing activities (135) (1,072) (2,165) (1,057) Net cash used in financing activities (456) (100) (839) (2,812) Effect of currency translation on cash (1) (2) (41) (4) Net increase (decrease) in cash and cash equivalents 4 $ (456) $ (1,756) $ (2,635) $ Net cash provided by continuing operating activities 524 $ 715 $ 1,079 $ 1,237 $ Excluding: Payments (receipts) related to pre-separation U.S. tax matters, net (3) 5 23 145 Payments related to income taxes on the sale of the Broadband Network Solutions business - 17 - 26 Capital expenditures, net (130) (148) (415) (417) Free cash flow (1) 391 $ 589 $ 687 $ 991 $ (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended For the Nine Months Ended (in millions)

Reconciliation of Adjusted EBITDA Margin 30 June 26, June 24, 2015 2016 Net Income 309 $ 839 $ (Income) loss from discontinued operations 42 (48) Income tax expense (benefit) 100 (1,019) Other (income) expense, net (11) 651 Interest expense 33 31 Interest income (4) (2) Operating Income 469 $ 452 $ Acquisition related charges 10 18 Restructuring and other charges (credits), net 18 31 Adjusted Operating Income (1) 497 $ 501 $ Depreciation and amortization (2) 147 146 Adjusted EBITDA (1) 644 $ 647 $ Net Sales 3,118 $ 3,121 $ Net income as a percentage of net sales 9.9% 26.9% Adjusted EBITDA margin (1) 20.7% 20.7% (2) Excludes non-cash amortization associated with fair value adjustments related to acquired customer order backlog of $1 million and $2 million for the quarters ended June 26, 2015 and June 24, 2016, respectively, as these charges are included in the acquisition related charges line. (1) See description of non-GAAP measures contained in this Appendix. For the Quarters Ended ($ in millions)

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures for Q4 2016 and Fiscal 2016 31 Outlook for Quarter Ending September 30, Outlook for 2016 Fiscal 2016 Diluted earnings per share from continuing operations (GAAP) $1.10 - $1.16 $5.13 - $5.19 Restructuring and other charges, net $0.06 $0.01 Acquisition related charges $0.01 $0.07 Tax items - (1.24) Adjusted diluted earnings per share from continuing operations (non-GAAP) (1) $1.17 - $1.23 $3.97 - $4.03 Net sales growth (GAAP) 9 - 15% (1) - 1% Translation - 2 (Acquisitions) divestitures (2) - Organic net sales growth (non-GAAP) (1) 7- 13% 1 - 3% (1) See description of non-GAAP measures contained in this Appendix.

Impact of Changes in Foreign Currency Exchange Rates for Q3 2016, Q4 2016 and Fiscal 2016 32 Adjusted Operating Net Sales Income (1) Adjusted EPS (1) Quarter ended June 26, 2015 3,118 $ 497 $ 0.90 $ Impact of changes in foreign currency exchange rates (6) (1) - Operational performance 9 5 0.18 Quarter ended June 24, 2016 3,121 $ 501 $ 1.08 $ Net Sales Adjusted EPS (1) Quarter ended September 25, 2015 2,984 $ 0.90 $ Impact of changes in foreign currency exchange rates 11 0.01 Operational performance 355 0.29 Outlook for the quarter ending September 30, 2016 (2) 3,350 $ 1.20 $ Net Sales Adjusted EPS (1) Year ended September 25, 2015 12,233 $ 3.60 $ Impact of changes in foreign currency exchange rates (254) (0.07) Operational performance 271 0.47 Outlook for the year ending September 30, 2016 (2) 12,250 $ 4.00 $ (2) Outlook is as of July 20, 2016. (in millions, except per share data) (in millions, except per share data) (in millions, except per share data) (1) See description of non-GAAP measures contained in this Appendix.

Impact of Additional Week for Q4 2016 and Fiscal 2016 33 Outlook for Quarter Ending September 30, Outlook for 2016 (1) Fiscal 2016 (1) Adjusted diluted earnings per share from continuing operations (non-GAAP) (2) $1.17 - $1.23 $3.97 - $4.03 Impact of additional week in fiscal 2016 (0.10) (0.10) Adjusted diluted earnings per share from continuing operations excluding the impact of the additional week (non-GAAP) (2) $1.07 - $1.13 $3.87 - $3.93 Net sales (GAAP) $3,350 $12,250 Impact of additional week in fiscal 2016 (200) (200) Net sales excluding the impact of the additional week (non-GAAP) (2) $3,150 $12,050 (1) Outlook is as of July 20, 2016. (2) See description of non-GAAP measures contained in this Appendix. (in millions, except per share data)